Exhibit 99.1

FOR IMMEDIATE RELEASE April 23, 2019

CenterState Bank Corporation Announces

First Quarter 2019 Earnings Results

(all amounts are in thousands, except per share data, or unless otherwise noted)

WINTER HAVEN, FL. – April 23, 2019 - CenterState Bank Corporation (Nasdaq: CSFL) (the “Company” or “CenterState”) reported net income of $44,643, or diluted earnings per share of $0.46, for the first quarter of 2019, compared to net income of $35,636, or diluted earnings per share of $0.42, for the first quarter of 2018. Highlights for the period ended March 31, 2019 and selected performance metrics are set forth below.

•	Acquisition/Integration:
o	System conversion and integration of CharterBank completed in February 2019
o	National Commerce Corporation (“NCOM”) acquisition completed on April 1, 2019 which provides deeper market penetration into the core growth markets of Orlando, Tampa, Jacksonville and Atlanta
•	Net Interest Margin, tax equivalent (“NIM”) (Non-GAAP(1)):
o	NIM increased 3 basis points (“bps”) to 4.40% for the current quarter compared to 4.37% for the fourth quarter of 2018
o	Excluding all loan accretion, NIM increased 3 bps to 3.90% for the current quarter compared to 3.87% for the previous quarter
o	Cost of total deposits increased 6 bps to 0.57%; total deposit (including non-interest bearing DDA) beta was equal to 24% from the previous quarter
•	Non-Interest Income:
o	Non-interest income to average assets was 0.96%, compared to 1.05% in the previous quarter and 0.91% in the first quarter of 2018
•	Non-Interest Expense:
o	Adjusted efficiency ratio (Non-GAAP(2)) improved to 52.3% compared to 54.7% in the first quarter 2018
o	All cost savings from the NCOM acquisition, including system conversion, are expected to be realized in the fourth quarter of 2019
•	Loans:
o	Total loans increased $9 million during the current quarter; new loan production of $455 million during the current quarter compared to $594 million in previous quarter
o	Yields on originated loans increased 10 bps to 4.87%, compared to the previous quarter and increased 30 bps compared to the first quarter of 2018
•	Deposits:
o

Non-CD deposits increased approximately 9% (annualized) mainly due to a non-interest bearing DDA increase of $229 during the current quarter compared to the previous quarter; checking account balances represent 51% of total deposits

o	Loan to deposit ratio decreased to 86%

	Three Months Ended March 31,
	2019		2018
		Adjusted (2)		Adjusted (2)
	Reported	(Non-GAAP)	Reported	(Non-GAAP)
Net income	$44,643	$49,463	$35,636	$42,300
Return on average assets	1.47%	1.63%	1.41%	1.68%
Return on average tangible equity (Non-GAAP)(1)	16.8%	18.5%	18.0%	21.2%
Earnings per share diluted	$0.46	$0.51	$0.42	$0.50
Efficiency ratio, tax equivalent (Non-GAAP)(1)	58.7%	52.3%	64.0%	54.7%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.
(2)

Performance metrics presented above are adjusted for gain or loss on sale of available-for-sale securities and merger-related expenses, which for the three months ended March 31,2019, represent direct severance, system terminations, and legal and professional fees, that are not duplicative of current operations, and other items.  See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Condensed Consolidated Income Statement (unaudited)

Condensed consolidated income statements (unaudited) are shown below for the periods indicated.

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Interest income
Loans	$116,285	$116,754	$101,555	$97,642	$89,930
Investment securities	14,002	13,516	11,746	11,884	11,976
Federal Funds sold and other	1,995	1,911	1,362	1,103	1,253
Total interest income	132,282	132,181	114,663	110,629	103,159
Interest expense
Deposits	13,323	12,360	9,096	6,668	5,136
Securities sold under agreement to repurchase	236	203	169	138	122
Other borrowed funds	3,978	3,289	2,966	2,771	2,419
Corporate debentures	570	647	579	523	464
Interest expense	18,107	16,499	12,810	10,100	8,141
Net interest income	114,175	115,682	101,853	100,529	95,018
Provision for loan losses	1,053	2,100	1,950	2,933	1,300
Net interest income after loan loss provision	113,122	113,582	99,903	97,596	93,718

Gain (loss) on sale of securities available for sale	17	—	—	—	(22)
Gain on sale of deposits	—	—	611	—	—
All other non-interest income	29,283	32,396	26,493	22,589	23,060
Total non-interest income	29,300	32,396	27,104	22,589	23,038

Merger related expenses	6,365	1,668	10,395	14,140	8,709
All other non-interest expense	78,108	77,852	66,944	65,472	67,287
Total non-interest expense	84,473	79,520	77,339	79,612	75,996

Income before income tax	57,949	66,458	49,668	40,573	40,760
Income tax provision	13,306	15,807	11,683	8,410	5,124
Net income	44,643	$50,651	$37,985	$32,163	$35,636
Net income allocated to common shares	$44,620	$50,619	$37,957	$32,137	$35,606

Earnings per share - Basic	$0.47	$0.53	$0.43	$0.38	$0.43
Earnings per share - Diluted	$0.46	$0.52	$0.43	$0.38	$0.42
Dividends per share	$0.11	$0.10	$0.10	$0.10	$0.10
Average common shares outstanding (basic)	95,741	95,603	87,814	83,870	83,140
Average common shares outstanding (diluted)	96,501	96,450	88,811	85,007	84,601
Common shares outstanding at period end	95,913	95,680	95,636	84,120	83,758
Effective tax rate	22.96%	23.78%	23.52%	20.73%	12.57%

CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)

Presented below are condensed consolidated balance sheets for the periods indicated.

	Ending Balance
Condensed Consolidated Balance Sheets	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Assets
Cash and due from banks	$256,580	$135,352	$118,179	$85,589	$108,352
Fed funds sold and Fed Res Bank deposits	339,223	231,981	488,152	307,375	294,267
Trading securities	—	1,737	—	1,848	428
Investment securities:
Available for sale	1,701,396	1,727,348	1,536,842	1,528,270	1,530,539
Held to maturity	214,240	216,833	219,850	223,839	227,966
Total investment securities	1,915,636	1,944,181	1,756,692	1,752,109	1,758,505
Loans held for sale	49,474	40,399	39,554	36,366	28,485
Loans:
Originated loans	4,349,627	4,108,656	3,762,396	3,503,443	3,125,563
Acquired loans	3,850,312	4,072,877	4,293,025	3,362,427	3,558,618
Purchased Credit Impaired ("PCI") loans	149,456	158,971	167,671	173,950	193,183
Total gross loans	8,349,395	8,340,504	8,223,092	7,039,820	6,877,364
Allowance for loan losses	(40,052)	(39,770)	(38,811)	(37,484)	(34,429)
Loans, net of allowance	8,309,343	8,300,734	8,184,281	7,002,336	6,842,935
Net premises & equipment and right-of-use leased assets	248,625	227,454	224,506	191,229	189,954
Goodwill	802,880	802,880	802,880	605,232	609,720
Core deposit intangible	63,511	66,225	69,133	51,754	53,944
Bank owned life insurance	269,144	267,820	267,979	211,676	210,302
OREO	5,981	2,909	4,643	5,376	6,814
Deferred income tax asset, net	38,030	51,462	60,839	60,868	63,004
Other assets	289,210	264,454	257,527	224,965	181,286
Total Assets	$12,587,637	$12,337,588	$12,274,365	$10,536,723	$10,347,996

Liabilities and Stockholders' Equity
Deposits:
Non-interest bearing	$3,152,251	$2,923,640	$3,094,652	$2,892,091	$2,969,854
Interest bearing	1,813,028	1,811,006	1,702,467	1,439,839	1,381,888
Total checking accounts	4,965,279	4,734,646	4,797,119	4,331,930	4,351,742
Money market accounts	2,156,667	2,216,571	2,103,884	1,777,468	1,730,259
Savings deposits	703,949	704,159	711,235	664,517	731,415
Time deposits	1,921,130	1,821,960	1,862,288	1,447,893	1,298,582
Total deposits	$9,747,025	$9,477,336	$9,474,526	$8,221,808	$8,111,998
Federal funds purchased	303,017	294,360	272,002	234,212	285,652
Other borrowings	302,534	451,187	463,639	415,039	362,754
Other liabilities	207,509	143,361	151,039	125,416	69,746
Common stockholders’ equity	2,027,552	1,971,344	1,913,159	1,540,248	1,517,846
Total Liabilities and
Stockholders' Equity	$12,587,637	$12,337,588	$12,274,365	$10,536,723	$10,347,996

SELECTED CONSOLIDATED FINANCIAL DATA

The table below summarizes selected financial data for the periods presented.

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Selected financial data
Return on average assets (annualized)	1.47%	1.64%	1.38%	1.24%	1.41%
Adjusted return on average assets (annualized) (Non-GAAP) (1)	1.63%	1.68%	1.65%	1.66%	1.68%

Return on average equity (annualized)	9.05%	10.38%	9.00%	8.44%	9.57%
Adjusted return on average equity (annualized) (Non-GAAP) (1)	10.03%	10.64%	10.77%	11.27%	11.36%

Return on average tangible equity (annualized) (Non-GAAP) (1)	16.80%	19.78%	16.73%	15.69%	17.98%
Adjusted return on average tangible equity (annualized) (Non-GAAP) (1)	18.54%	20.25%	19.85%	20.67%	21.19%

Efficiency ratio (tax equivalent) (Non-GAAP) (1)	58.7%	53.4%	59.7%	64.3%	64.0%
Adjusted efficiency ratio, tax equivalent (Non-GAAP) (1)	52.3%	50.3%	50.0%	51.1%	54.7%

Dividend payout	23.9%	19.2%	23.3%	26.3%	23.8%
Loan / deposit ratio	85.7%	88.0%	86.8%	85.6%	84.8%
Stockholders’ equity (to total assets)	16.1%	16.0%	15.6%	14.6%	14.7%
Common equity per common share	$21.14	$20.60	$20.00	$18.31	$18.12
Tangible common equity per common share (Non-GAAP) (1)	$12.08	$11.49	$10.86	$10.49	$10.19
Common tangible equity (to total tangible assets) (Non-GAAP) (1)	9.9%	9.6%	9.1%	8.9%	8.8%
Tier 1 capital (to average assets)	10.3%	10.0%	11.0%	9.6%	9.4%

(1)	See reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

Loan Portfolio

The table below summarizes the Company’s loan portfolio over the most recent five-quarter ends.

	Ending Balance
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Real estate loans
Residential	$1,818,228	$1,760,918	$1,775,600	$1,592,064	$1,600,958
Commercial	4,481,375	4,541,434	4,487,795	3,810,461	3,802,603
Land, development and construction loans	658,373	642,590	652,840	471,450	423,197
Total real estate loans	6,957,976	6,944,942	6,916,235	5,873,975	5,826,758
Commercial loans	1,181,628	1,188,974	1,109,871	1,004,213	917,855
Consumer and other loans	206,754	203,895	194,889	160,739	131,931
Total loans before unearned fees and costs	8,346,358	8,337,811	8,220,995	7,038,927	6,876,544
Unearned fees and costs	3,037	2,693	2,097	893	820

Total Loans	$8,349,395	$8,340,504	$8,223,092	$7,039,820	$6,877,364

Loan production

DEPOSITS

	Ending Balance
Deposit mix	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Checking accounts
Non-interest bearing	$3,152,251	$2,923,640	$3,094,652	$2,892,091	$2,969,854
Interest bearing	1,813,028	1,811,006	1,702,467	1,439,839	1,381,888
Savings deposits	703,949	704,159	711,235	664,517	731,415
Money market accounts	2,156,667	2,216,571	2,103,884	1,777,468	1,730,259
Time deposits	1,921,130	1,821,960	1,862,288	1,447,893	1,298,582
Total deposits	$9,747,025	$9,477,336	$9,474,526	$8,221,808	$8,111,998

Non time deposits as percentage of total deposits	80%	81%	80%	82%	84%
Time deposits as percentage of total deposits	20%	19%	20%	18%	16%
Total deposits	100%	100%	100%	100%	100%

NET INTEREST MARGIN

The Company’s NIM increased 3 bps from 4.37% in the previous quarter to 4.40% during the current quarter due to an overall increase in yield on earning assets. The tax equivalent yield on new loan production increased by 15 bps from 5.19% in the prior quarter to 5.34% during the current quarter while the tax equivalent yield on the entire originated loan portfolio increased by 10 bps. The tax equivalent yield on the security portfolio increased by 8 bps from 2.91% in the prior quarter to 2.99% during the current quarter. Loan accretion decreased approximately $509 thousand to $12.9 million for the first quarter of 2019 compared to $13.4 million for the fourth quarter of 2018. Cost of deposits increased 6 bps during the first quarter of 2019 compared to the prior quarter.

The table below summarizes yields and costs by various interest earning asset and interest bearing liability account types for the current quarter, the previous calendar quarter and the same quarter last year.

	Three Months Ended
	Mar. 31, 2019			Dec. 31, 2018			Mar. 31, 2018
	Average	Interest	Average	Average	Interest	Average	Average	Interest	Average
	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate	Balance	Inc/Exp	Rate
Originated loans (1)	$4,243,258	$50,907	4.87%	$3,997,730	$48,036	4.77%	$3,030,007	33,379	4.47%
Acquired loans (1)	3,964,231	55,561	5.68%	4,170,721	59,720	5.68%	3,609,307	49,184	5.53%
PCI loans	155,584	10,140	26.43%	162,813	9,448	23.02%	198,665	7,718	15.76%
Taxable securities	1,707,002	12,286	2.92%	1,665,809	11,833	2.82%	1,605,748	10,419	2.63%
Tax-exempt securities (1)	220,244	1,940	3.57%	216,936	1,964	3.59%	212,959	1,858	3.54%
Fed funds sold and other	289,347	1,995	2.80%	343,049	1,911	2.21%	210,058	1,253	2.42%
Total interest earning assets (1)	$10,579,666	$132,829	5.09%	$10,557,058	$132,912	4.99%	$8,866,744	$103,811	4.75%

Non-interest earnings assets	1,747,886			1,681,312			1,362,395
Total assets	$12,327,552			$12,238,370			$10,229,139

Interest bearing deposits	$6,430,085	$13,323	0.84%	$6,456,452	$12,360	0.76%	$5,137,780	$5,136	0.41%
Fed funds purchased	259,590	1,618	2.53%	235,696	1,499	2.52%	268,509	1,072	1.62%
Other borrowings	402,624	2,596	2.61%	326,337	1,993	2.42%	327,596	1,469	1.82%
Corporate debentures	32,459	570	7.12%	39,816	647	6.45%	31,864	464	5.91%
Total interest bearing liabilities	$7,124,758	$18,107	1.03%	$7,058,301	$16,499	0.93%	$5,765,749	$8,141	0.57%

Non-interest bearing deposits	3,032,471			3,091,289			2,865,614
All other liabilities	169,912			153,628			88,220
Shareholders' equity	2,000,411			1,935,152			1,509,556
Total liabilities and shareholders' equity	$12,327,552			$12,238,370			$10,229,139

Net Interest Spread (1)			4.06%			4.06%			4.18%
Net Interest Margin (1)			4.40%			4.37%			4.38%

Cost of Total Deposits			0.57%			0.51%			0.26%

(1)	Tax equivalent yield (Non-GAAP); see reconciliation tables starting on page 9, Explanation of Certain Unaudited Non-GAAP Financial Measures.

The table below summarizes accretion income for the periods presented.

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
PCI accretion	$7,904	$7,187	$5,371	$8,546	$5,277
Non-PCI accretion	4,951	6,177	4,762	5,976	5,475
Total loan accretion	$12,855	$13,364	$10,133	$14,522	$10,752

The table below compares the unpaid principal balance and the carrying balance (book balance) of the Company’s total Acquired and PCI loans at March 31, 2019.

	Principal	Carrying
	Balance	Balance	Difference	Percentage
Acquired Loans	$3,893,309	$3,850,312	($42,997)	1.1%
PCI loans	204,610	149,456	(55,154)	27.0%
Total purchased loans	$4,097,919	$3,999,768	($98,151)	2.4%

NON-INTEREST INCOME

Non-interest income decreased $3,096 to $29,300 during the current quarter compared to $32,396 in the previous quarter. The decrease is mainly attributable to a decrease in correspondent banking revenue, seasonal changes to deposit service charges and a decrease in other non-interest income. The table below summarizes the Company’s non-interest income for the periods indicated.

Condensed Consolidated Non-Interest Income (unaudited)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Correspondent banking revenue	$9,000	$9,893	$8,296	$7,076	$8,123
Mortgage banking revenue	4,193	4,204	3,188	2,616	2,602
SBA revenue	688	497	1,020	1,027	988
Wealth management related revenue	607	725	676	640	616
Service charges on deposit accounts	6,678	7,349	5,787	4,861	4,834
Debit, prepaid, ATM and merchant card related fees	5,018	5,149	3,869	3,498	3,727
Other non-interest income	3,099	4,579	3,657	2,871	2,170
Subtotal	$29,283	$32,396	$26,493	$22,589	$23,060
Gain (loss) on sale of securities available for sale	17	—	—	—	(22)
Gain on sale of deposits	—	—	611	—	—
Total Non-Interest Income	$29,300	$32,396	$27,104	$22,589	$23,038

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

NON-INTEREST EXPENSES

Excluding merger-related expenses, non-interest expense increased $256 in the first quarter to $78,108 compared to the previous quarter. The table below summarizes the Company’s non-interest expense for the periods indicated.

Condensed Consolidated Non-Interest Expense (unaudited)

	Three Months Ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Salaries, wages and employee benefits	$48,393	$48,044	$41,698	$40,683	$41,893
Occupancy expense	5,602	5,633	5,428	4,968	4,868
Depreciation of premises and equipment	2,850	2,752	2,439	2,322	2,275
Marketing expenses	2,020	1,903	1,493	1,425	1,414
Data processing expenses	3,656	3,621	2,729	3,453	4,505
Legal, auditing and other professional fees	1,442	2,599	1,301	1,332	931
Bank regulatory related expenses	1,616	1,299	1,367	1,209	1,010
Debit, ATM and merchant card related expenses	1,453	1,657	972	860	764
Credit related expenses	729	165	688	32	617
Amortization of intangibles	2,814	2,989	2,480	2,240	2,309
Impairment on bank property held for sale	107	80	247	891	1,449
Other expenses	7,426	7,110	6,102	6,057	5,252
Subtotal	$78,108	$77,852	$66,944	$65,472	$67,287
Merger-related expenses	6,365	1,668	10,395	14,140	8,709
Total Non-Interest Expense	$84,473	$79,520	$77,339	$79,612	$75,996

Note:  Certain prior period amounts have been reclassified to conform to the current period presentation format.

CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES

Non-performing assets (“NPAs”) totaled $41,475 at March 31, 2019, compared to $26,826 at December 31, 2018. The increase in NPAs during the quarter was primarily due to non-accrual loans increasing by $11,614.  Administrative delayed renewals of acquired loans of approximately $9.4 million were the primary reason for the increase. Management expects the majority of these loans to return to performing status after renewal. NPAs as a percentage of total assets increased to 0.33% at March 31, 2019, compared to 0.22% at December 31, 2018.

The table below summarizes selected credit quality data for the periods indicated.

	Ending Balance
Non-Performing Assets (1)	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Non-accrual loans	$35,181	$23,567	$23,450	$23,071	$23,096
Past due loans 90 days or more
and still accruing interest	—	—	—	—	—
Total non-performing loans (“NPLs”)	35,181	23,567	23,450	23,071	23,096
Other real estate owned (“OREO”)	5,981	2,909	4,643	5,376	6,814
Repossessed assets other than real estate	313	350	526	107	187
Total non-performing assets	$41,475	$26,826	$28,619	$28,554	$30,097

	Three Months Ended
Asset Quality Ratios (1)	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Non-performing loans as percentage of total loans	0.43%	0.29%	0.29%	0.34%	0.34%
Non-performing assets as percentage of total assets	0.33%	0.22%	0.23%	0.27%	0.29%
Non-performing assets as percentage of loans and
OREO plus other repossessed assets	0.51%	0.33%	0.36%	0.42%	0.45%
Loans past due 30 thru 89 days and accruing interest
as a percentage of total loans	0.42%	0.45%	0.35%	0.37%	0.40%
Allowance for loan losses as percentage of NPLs	113%	168%	165%	161%	148%
Net charge-offs (recoveries)	$771	$1,131	$623	($122)	($229)
Net charge-offs (recoveries) as a percentage of average
loans for the period on an annualized basis	0.04%	0.05%	0.03%	(0.01)%	(0.01)%

(1)	Excludes PCI loans.

The allowance for loan losses (“ALLL") totaled $40,052 at March 31, 2019, compared to $39,770 at December 31, 2018, an increase of $282 due to loan loss provision expense of $1,053 and net charge-offs of $771.  The changes in the Company’s ALLL components between March 31, 2019 and December 31, 2018 are summarized in the table below (unaudited).

	March 31, 2019			December 31, 2018			Increase (Decrease)
	Loan	ALLL		Loan	ALLL		Loan	ALLL
	Balance	Balance	%	Balance	Balance	%	Balance	Balance
Originated loans	$4,338,962	$35,633	0.82%	$4,096,828	$36,105	0.88%	$242,134	$(471)	(6) bps
Impaired originated loans	10,665	916	8.59%	11,828	878	7.42%	(1,163)	38	117 bps
Total originated loans	4,349,627	36,549	0.84%	4,108,656	36,983	0.90%	240,971	(433)	(6) bps

Acquired loans (1)	3,843,500	1,753	0.05%	4,069,005	1,858	0.05%	(225,505)	(106)	– bp
Impaired acquired loans (2)	6,812	1,559	22.89%	3,872	738	19.06%	2,940	821	383 bps
Total acquired loans	3,850,312	3,312	0.09%	4,072,877	2,596	0.06%	(222,565)	715	3 bps

Total non-PCI loans	8,199,939	39,861		8,181,533	39,579		18,406	282
PCI loans	149,456	191		158,971	191		(9,515)	—
Total loans	$8,349,395	$40,052		$8,340,504	$39,770		$8,891	$282

(1)

Performing acquired loans recorded at estimated fair value on the related acquisition dates.  The total net unamortized fair value adjustment at March 31, 2019 was approximately $42,909 or 1.1% of the aggregate outstanding related loan balances.

(2)	These are loans that were acquired as performing loans that subsequently became impaired.

Explanation of Certain Unaudited Non-GAAP Financial Measures

This press release contains financial information determined by methods other than U.S. Generally Accepted Accounting Principles (“GAAP”), including adjusted net income, adjusted net income per share diluted, adjusted return on average assets, adjusted return on average equity, return on average tangible equity, adjusted return on average tangible equity, adjusted efficiency ratio, adjusted non-interest income, adjusted non-interest expense, adjusted net-interest income, tangible common equity, tangible common equity to tangible assets, common tangible equity per common share, tax equivalent yields on loans, securities and earning assets, and tax equivalent net interest spread and margin, which we refer to “Non-GAAP financial measures.”  The tables below provide reconciliations between these Non-GAAP measures and net income, interest income, net interest income and tax equivalent basis interest income and net interest income, return on average assets, return on average equity, the efficiency ratio, total stockholders’ equity and tangible common equity, as applicable.

Management uses these Non-GAAP financial measures in its analysis of the Company’s performance and believes these presentations provide useful supplemental information, and enhance investors’ understanding of the Company’s core business and performance without the impact of merger-related expenses.  Accordingly, management believes it is appropriate to exclude merger-related expenses because those costs are specific to each acquisition, vary based upon the size, complexity and other specifics of each acquisition, and are not indicative of the costs to operate the Company’s core business.

Non-GAAP measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently. The Company provides reconciliations between GAAP and these Non-GAAP measures. These disclosures should not be considered an alternative to GAAP.

 Reconciliation of GAAP to non-GAAP Measures (unaudited):

	Three months ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Adjusted net income (Non-GAAP)
Net income (GAAP)	$44,643	$50,651	$37,985	$32,163	$35,636
(Gain) loss on sale of securities available for sale, net of tax	(13)	—	—	—	17
Gain on sale of deposits, net of tax	—	—	(465)	—	—
Merger-related expenses, net of tax	4,833	1,262	7,915	10,760	6,647
Adjusted net income (Non-GAAP)	$49,463	$51,913	$45,435	$42,923	$42,300

Adjusted net income per share - Diluted
Earnings per share - Diluted (GAAP)	$0.46	$0.52	$0.43	$0.38	$0.42
Effect to adjust for gain on sale of deposits, net of tax	—	—	(0.01)	—	—
Effect to adjust for merger-related expenses, net of tax	0.05	0.02	0.09	0.12	0.08
Adjusted net income per share - Diluted (Non-GAAP)	$0.51	$0.54	$0.51	$0.50	$0.50

Adjusted return on average assets (Non-GAAP)
Return on average assets (GAAP)	1.47%	1.64%	1.38%	1.24%	1.41%
Effect to adjust for gain on sale of deposits, net of tax	—	—	(0.02)%	—	—
Effect to adjust for merger-related expenses, net of tax	0.16%	0.04%	0.29%	0.42%	0.27%
Adjusted return on average assets (Non-GAAP)	1.63%	1.68%	1.65%	1.66%	1.68%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Three months ended
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Adjusted return on average equity (Non-GAAP)
Return on average equity (GAAP)	9.05%	10.38%	9.00%	8.44%	9.57%
Effect to adjust for gain on sale of deposits, net of tax	—	—	(0.11)%	—	—
Effect to adjust for merger and acquisition related expenses, net of tax	0.98%	0.26%	1.88%	2.82%	1.79%
Adjusted return on average equity (Non-GAAP)	10.03%	10.64%	10.77%	11.26%	11.36%

Return on average tangible equity (non-GAAP)
Net income (GAAP)	$44,643	$50,651	$37,985	$32,163	$35,636
Amortization of intangibles, net of tax	2,136	2,278	1,888	1,705	1,762
Adjusted net income for average tangible equity (Non-GAAP)	$46,779	$52,929	$39,873	$33,868	$37,398

Average stockholders' equity (GAAP)	$2,000,411	$1,935,152	$1,673,773	$1,527,983	$1,509,556
Average goodwill	(802,880)	(802,880)	(669,682)	(608,092)	(609,719)
Average core deposit intangible	(65,116)	(67,648)	(57,306)	(53,112)	(55,668)
Average other intangibles	(2,934)	(2,947)	(1,497)	(823)	(649)
Average tangible equity (Non-GAAP)	$1,129,481	$1,061,677	$945,288	$865,956	$843,520

Return on average tangible equity (annualized) (Non-GAAP)	16.80%	19.78%	16.73%	15.69%	17.98%

Adjusted return on average tangible equity (non-GAAP)
Return on average tangible equity (Non-GAAP)	16.80%	19.78%	16.73%	15.69%	17.98%
Effect to adjust for loss on sale of securities available for sale, net of tax	—	—	—	—	0.01%
Effect to adjust for gain on sale of deposits, net of tax	—	—	(0.20)%	—	—
Effect to adjust for merger-related expenses, net of tax	1.74%	0.47%	3.32%	4.98%	3.20%
Adjusted return on average tangible equity (Non-GAAP)	18.54%	20.25%	19.85%	20.67%	21.19%

Efficiency ratio (tax equivalent) (Non-GAAP)
Non interest income (GAAP)	$29,300	$32,396	$27,104	$22,589	$23,038
Gain on sale of deposits	—	—	(611)	—	—
Adjusted non interest income (Non-GAAP)	$29,300	$32,396	$26,493	$22,589	$23,038

Net interest income before provision (GAAP)	$114,175	$115,682	$101,853	$100,529	$95,018
Total tax equivalent adjustment	547	731	657	657	652
Adjusted net interest income (Non-GAAP)	$114,722	$116,413	$102,510	$101,186	$95,670

Non-interest expense (GAAP)	$84,473	$79,520	$77,339	$79,612	$75,996
Amortization of intangibles	(2,814)	(2,989)	(2,480)	(2,240)	(2,309)
Merger and acquisition related expenses	(6,365)	(1,668)	(10,395)	(14,140)	(8,709)
Adjusted non interest expense (Non-GAAP)	$75,294	$74,863	$64,464	$63,232	$64,978

Efficiency ratio (tax equivalent) (Non-GAAP)	58.7%	53.4%	59.7%	64.3%	64.0%

Adjusted efficiency ratio, tax equivalent (Non-GAAP)	52.3%	50.3%	50.0%	51.1%	54.7%

Explanation of Certain Unaudited Non-GAAP Financial Measures (continued)

	Ending Balance
	Mar. 31, 2019	Dec. 31, 2018	Sep. 30, 2018	Jun. 30, 2018	Mar. 31, 2018
Tangible common equity (Non-GAAP)
Total stockholders' equity (GAAP)	$2,027,552	$1,971,344	$1,913,159	$1,540,248	$1,517,846
Goodwill	(802,880)	(802,880)	(802,880)	(605,232)	(609,720)
Core deposit intangible	(63,511)	(66,225)	(69,133)	(51,754)	(53,944)
Other intangibles	(2,996)	(2,953)	(2,925)	(923)	(749)
Tangible common equity (Non-GAAP)	$1,158,165	$1,099,286	$1,038,221	$882,339	$853,433

Total assets (GAAP)	$12,587,637	$12,337,588	$12,274,365	$10,536,723	$10,347,996
Goodwill	(802,880)	(802,880)	(802,880)	(605,232)	(609,720)
Core deposit intangible	(63,511)	(66,225)	(69,133)	(51,754)	(53,944)
Other intangibles	(2,996)	(2,953)	(2,925)	(923)	(749)
Total tangible assets (Non-GAAP)	$11,718,250	$11,465,530	$11,399,427	$9,878,814	$9,683,583

Tangible common equity to tangible assets (Non-GAAP)	9.9%	9.6%	9.1%	8.9%	8.8%
Common tangible equity per common share (Non-GAAP)	$12.08	$11.49	$10.86	$10.49	$10.19
Common shares outstanding at period end	95,913	95,680	95,636	84,120	83,758

	Three months ended
	Mar. 31, 2019	Dec. 31, 2018	Mar. 31, 2018
Tax equivalent yields (Non-GAAP)
Originated loans	$50,621	$47,624	$33,028
Acquired loans	55,524	59,682	49,184
PCI loans	10,140	9,448	7,718
Taxable securities	12,286	11,834	10,419
Tax-exempt securities	1,716	1,682	1,557
Fed funds sold and other	1,995	1,911	1,253
Interest income (GAAP)	$132,282	$132,181	$103,159
Tax equivalent adjustment for originated loans	286	411	351
Tax equivalent adjustment for acquired loans	37	38	—
Tax equivalent adjustment for tax-exempt securities	224	282	301
Tax equivalent adjustments	547	731	652
Interest income (tax equivalent) (Non-GAAP)	$132,829	$132,912	$103,811

Net interest income (GAAP)	$114,175	$115,682	$95,018
Tax equivalent adjustments	547	731	652
Net interest income (tax equivalent) (Non-GAAP)	$114,722	$116,413	$95,670

Yield on originated loans	4.84%	4.73%	4.42%
Effect from tax equivalent adjustment	0.03%	0.04%	0.05%
Yield on originated loans - tax equivalent (Non-GAAP)	4.87%	4.77%	4.47%

Yield on acquired loans	5.68%	5.68%	5.53%
Effect from tax equivalent adjustment	—	—	—
Yield on acquired loans - tax equivalent (Non-GAAP)	5.68%	5.68%	5.53%

Yield on tax exempted securities	3.16%	3.07%	3.03%
Effect from tax equivalent adjustment	0.41%	0.52%	0.51%
Yield on tax exempted securities - tax equivalent (Non-GAAP)	3.57%	3.59%	3.54%

Yield on interest earning assets (GAAP)	5.07%	4.96%	4.72%
Effect from tax equivalent adjustments	0.02%	0.03%	0.03%
Yield on interest earning assets - tax equivalent (Non-GAAP)	5.09%	4.99%	4.75%

Net interest spread (GAAP)	4.04%	4.03%	4.15%
Effect for tax equivalent adjustments	0.02%	0.03%	0.03%
Net interest spread (Non-GAAP)	4.06%	4.06%	4.18%

Net interest margin (GAAP)	4.38%	4.35%	4.35%
Effect from tax equivalent adjustments	0.02%	0.02%	0.03%
Net interest margin - tax equivalent (Non-GAAP)	4.40%	4.37%	4.38%

Net interest margin - tax equivalent (Non-GAAP)	4.40%	4.37%	4.38%
Effect of loan accretion	(0.50)%	(0.50)%	(0.49)%
Net interest maring excluding loan accretion (Non-GAAP)	3.90%	3.87%	3.88%

About CenterState Bank Corporation

CenterState operates as one of the leading Southeastern regional bank franchises headquartered in the state of Florida.  Both CenterState and its nationally chartered bank subsidiary are based in Winter Haven, Florida, between Orlando and Tampa.  With over $16 billion in assets, the Bank provides traditional retail, commercial, mortgage, wealth management and SBA services throughout its Florida, Georgia and Alabama branch network and customer relationships in neighboring states.  The Bank also has a national footprint, serving clients coast to coast through its correspondent banking division.

For additional information contact John C. Corbett (CEO), Stephen D. Young (COO) or William E. Matthews (CFO) at 863-293-4710.

Forward Looking Statements

Information in this press release, other than statements of historical facts, may constitute forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, CenterState’s plans, objectives, expectations and intentions, and other statements that are not historical facts.  Forward-looking statements may be identified by terminology such as “may,” “will,” “should,” “scheduled,” “plans,” “intends,” “anticipates,” “expects,” “believes,” estimates,” “potential,” or “continue” or negative of such terms or other comparable terminology.  All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of CenterState to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the impact on failing to implement our business strategy, including our growth and acquisition strategy, including the merger with NCOM and its integration; any litigation that has been or might be filed in connection with the merger; the ability to successfully integrate our acquisitions; additional capital requirements due to our growth plans; the impact of an increase in our asset size to over $10 billion; the risks of changes in interest rates and the level and composition of deposits; loan demand, the credit and other risks in our loan portfolio and the values of loan collateral; the impact of us not being able to manage our risk; the impact on a loss of management or other experienced employees; the impact if we failed to maintain our culture and attract and retain skilled people; the risk of changes in technology and customer preferences; the impact of any material failure or breach in our infrastructure or the infrastructure of third parties on which we rely including as a result of cyber-attacks; or material regulatory liability in areas such as BSA or consumer protection; reputational risks from such failures or liabilities or other events; legislative and regulatory changes; general competitive, political, legal, economic and market conditions and developments; financial market conditions and the results of financing efforts; changes in commodity prices and interest rates; weather, natural disasters and other catastrophic events; and other factors discussed in our filings with the Securities and Exchange Commission under the Exchange Act. Additional factors that could cause results to differ materially from those contemplated by forward-looking statements can be found in CenterState’s Annual Report on Form 10-K for the year ended December 31, 2018, and otherwise in our SEC reports and filings, which are available in the “Investor Relations” section of CenterState’s website, http://www.centerstatebanks.com. Forward-looking statements speak only as of the date they are made. You should not expect us to update any forward-looking statements.